Business Combination and Other Transaction	12 Months Ended
Dec. 31, 2023
Business Combination and Other Transaction [Abstract]
BUSINESS COMBINATION AND OTHER TRANSACTION

NOTE 3 — BUSINESS COMBINATION AND OTHER TRANSACTION

a.	The acquisition of Nanox AI Ltd. (formerly Zebra Medical Vision Ltd.).

On November 4, 2021 (“the merger date”), the Company completed the merger (“the Nanox AI transaction”) pursuant to the terms of the Agreement and Plan of Merger, dated August 9, 2021 (with certain amendments, the “Agreement”), among the Company, Zebra Medical Vision Ltd. (“Zebra” or “Nanox AI”) and Perryllion Ltd., as representative of Zebra’s equity holders. At November 4, 2021, the Company issued 3,249,142 ordinary shares of the Company and committed to issue 70,211 employee options and restricted stock units to the equity holders of Zebra with an estimated fair value at the closing date of $88,510 thousand, representing $26.57 per share in consideration for the fully outstanding shares on a fully diluted basis of Zebra. $315 thousand was allocated to the purchase consideration and $970 thousand was allocated to future services and continued employment and shall be expensed over remaining service periods of up to 4 years.

The Nanox AI transaction was accounted in accordance with ASC 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. Upon the successful achievement of certain milestones and achieving certain other operational targets, the Company was required to pay additional stock consideration in the amount of up to $84,366 thousand. As of December 31, 2022, the earn-out liability was fully settled (refer to Note 2t). Zebra changed its name to Nanox AI ltd. and Zebra Medical Vision Inc. (a fully owned subsidiary of Zebra, which is incorporated under the laws of the State of Delaware) changed its name to Nanox AI Inc.

The allocation of the purchase price to net assets acquired and liability assumed for the acquisition of Zebra resulted in the recognition of intangible assets related to technology of $27,316 thousand and Image Big Data of $52,500 thousand, both of which will be amortized over a remaining useful life period of 10 years. In order to estimate the fair value of Zebra’s Image Big Data, the Company used the cost approach method using the discounted weighted average cost of one image for $1.75 per one patient record multiplied by approximately 30 million patient records that the Company purchased (patient records represents over 10 years of patient history, multi modalities, heterogeneous data of ethnicity and age) as of the acquisition date. This estimate is based on the experience and knowledge of management from its own experience in its data monetization projects and after taking into consideration the legal aspects of the non-transferable data. Therefore, the total fair value of the Image Big Data was assumed to be $52,500 thousand at the acquisition date.

The company can generate income immediately from this asset. In order to estimate the fair value of Zebra’s technology, the Company used the discounted cash flow method, whereas the fair value of the tax amortization benefit was $3.0 million and the fair value of the intangible asset related to technology before tax amortization benefit was $24.3 million. The tax amortization benefit was calculated based on the applicable tax rate of 23.02% and economic life of 10 years. The discount rate for Zebra’s technology was estimated at 18% reflecting a 1% discount on the company’s WACC. Therefore, the fair value of Zebra’s intangible asset related to technology was estimated at $27.3 million at the date of the acquisition.

The Company considered the criteria in ASC 350-30-35 and determined the estimated useful life of the technology to be 10 years as of Zebra’s acquisition, based on management’s estimate of how long the know-how will be in place before being subject to a transition into a new generation of technologies. The Company also examined its estimation compared to other companies operating in the field of healthcare technologies that the Company considers as market leaders. Compared to such comparable companies, the Company’s estimation falls into the middle of the useful life’s range. The Company believes that both intangible assets have a useful life of 10 years, and that therefore is the appropriate amortization period since the usage of the Image Big Data asset is linked directly to the Company’s acquired technology and is used to improve the technology’s capabilities. Additionally, the Company is not aware of any legal, regulatory, contractual provisions or other factors that would impact its estimate of the useful life of the technology and the Image Big Data.

The following table summarizes the fair value of the consideration transferred to Zebra shareholders in 2021 for the Zebra transaction:

U.S.$ in thousand
Cash payments	$-
Issuance of ordinary shares, options and RSUs	88,510
Contingent short term earnout liability	38,129
Contingent long term earnout liability	2,660
Total consideration	$129,299

The allocation of the purchase price to assets acquired and liabilities assumed in 2021, is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash, cash equivalents and Restricted Cash	$6,956
Accounts Receivables	99
Other current assets	430
Intangible assets	79,816
Goodwill	51,243
Other assets	1,693
Total assets acquired	140,237

Net deferred tax liabilities	3,413
Contingent short term earnout liability	38,129
Contingent long-term earnout liability	2,660
Convertible note (*)	3,000
Other labilities	4,525
Total liabilities assumed	51,727

Net assets acquired	$88,510

(*)	A 3 years Convertible Loan Agreement, dated August 9, 2021 between the Company and Nanox AI in the amount of $3 million, which bears an annual interest of 6% and shall be automatically converted into the Nanox AI’s Preferred C Shares, at a price per share of $23.42. This loan is eliminated in the consolidated financial statements.

The allocation of the purchase price to net assets acquired and liability assumed resulted in the recognition of goodwill of $51,243 thousand, which is primarily attributed to the expected synergies from combining the operations of Zebra’s AI solutions with the Company’s tomographic imaging systems. As such, this goodwill will be assigned to the operational segment of AI solutions. The amount of the acquisition-related costs was approximately $310 thousand which was recognized as an expense in the general and administration expenses.

During 2022 and 2023, the Company tested for goodwill impairment by quantitatively comparing the fair values of the AI solution segment reporting unit to it carrying amount. Based on the Company’s analysis, the Company determined that the carrying value of the AI solution segment reporting unit exceeded its fair value and therefore during 2022 and 2023 the Company recorded a non-tax-deductible goodwill impairment charge totaling $50,878 and $365 thousand, respectively, which was included within the consolidated statement of operations for the years ended December 31, 2023 and 2022 (refer to Note 4).

b.	The acquisition of USARAD Holding Inc. (the “USARAD transaction”)

On November 2, 2021 (the “USARAD closing date”), the Company completed the acquisition of 100% of the shares of USARAD Holdings, Inc., a Delaware corporation (“USARAD”), pursuant to the terms of the Stock Purchase Agreement, dated October 25, 2021, among the Company, USARAD, Dr. Michael Yuz, other holders of capital stock of USARAD, and holders of USARAD options. At the USARAD closing date, Nanox U.S. purchased 100% of the shares of USARAD on a fully diluted basis for $7,147 thousand in cash and 496,545 of the Company’s ordinary shares with fair value of $11,500 thousand. The number of ordinary shares issued by the Company was determined using the average closing trading price during the 30 trading days preceding to the closing date. The total consideration was approximately $18,647 thousand. In addition, upon the successful achievement of certain milestones and achieving certain other operational targets, the Company was required to pay additional stock consideration in the amount of up to $8,500 thousand. As of December 31, 2023, the earn-out liability was fully settled (refer to Note 2t).

The USARAD transaction was accounted in accordance with ASC 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to USARAD shareholders in 2021 for the USARAD transaction:

U.S. $ in thousands
Cash payments	$7,147
Issuance of ordinary shares	11,500
Contingent consideration at estimated fair value	6,405
Total consideration	$25,052

Additional payment of $144 thousand was paid to USARAD’s shareholders during 2022 since an approval of the PPP loan by the Federal Government occurred and pursuant to the terms of the Stock Purchase Agreement.

The allocation of the purchase price to assets acquired and liabilities assumed in 2021, is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash and cash equivalents	$332
Accounts Receivables	912
Intangible assets	21,187
Goodwill	7,055
Other assets	33
Total assets acquired	29,519

Loan from a government agency	144
Other labilities	557
Net deferred tax liabilities	3,766
Contingent short term earnout liability	3,453
Contingent long term earnout liability	2,952
Total liabilities assumed	10,872

Net assets acquired	$18,647

The allocation of the purchase price to net assets acquired and liability assumed resulted in the recognition of intangible asset related to retained radiologists of $17,770 thousand, customers’ relationship of $1,322 thousand, trademark of $2,095 thousand and goodwill of $7,055 thousand, which is primarily attributed to the expected synergies from combining the operations of teleradiology services with the Company’s tomographic imaging systems. As such, goodwill will be assigned to the operational segment of radiology services. The intangible asset related to retained radiologists has a useful-life of 11.17 years, the intangible asset related to customers’ relationship has a useful-life of 6.17 years and the intangible asset related to the trademark has a useful-life of 12.17 years.  The amount of the acquisition-related costs was approximately $198 thousand which was recognized as an expense in the general and administration expenses.

During 2023, the Company tested for goodwill impairment by quantitatively comparing the fair values of the Teleradiology segment reporting unit to it carrying amount. Based on the Company’s analysis, the Company determined that the carrying value of the Teleradiology segment reporting unit exceeded its fair value and therefore during 2023 the Company recorded a non-tax-deductible goodwill impairment charge totaling $7,055, which was included within the consolidated statement of operations for the year ended December 31, 2023 (refer to Note 4).

c.	The Assets acquisition of MDWEB LLC.

On November 3, 2021, the Company completed the acquisition of the market platform and other assets of MDWEB, LLC (“MDWEB”), pursuant to the terms of the Asset Purchase Agreement, dated October 21, 2021, between the Company and MDWEB. At the same date, the Company issued 64,715 of its ordinary shares to MDWEB with an estimated fair value of $1,500 thousand. In addition and as a result of successful achievement of certain milestones related to technical integration of MDW platform with the Nanox.CLOUD and achieving certain other operational targets, the Company will pay additional stock consideration in the amount of $1,500 thousand at a per share value, which is determined by the average closing price of the 30 trading days ending on the applicable milestone’s achievement date. As of December 31, 2023 following the full achievement of the applicable milestones, the Company reclassified the earn-out contingent liability to Equity. The Company will amortize the intangible assets on a straight-line basis over their expected useful life of 4 years. Refer to note 2i.